SUPPLEMENT TO THE

NORTH CAROLINA CAPITAL MANAGEMENT TRUST'S

August 20, 2002

STATEMENT OF ADDITIONAL INFORMATION

The following information replaces the similar information found in the "Compensation Table" beginning on page S-23.

The following table sets forth information describing the compensation of each Trustee for his or her services for the fiscal year ended June 30, 2002, or calendar year ended December 31, 2001, as applicable.

Compensation Table
Trustees	Aggregate Compensation from Cash PortfolioA	Aggregate Compensation from Term PortfolioB	Total Compensation from the Fund ComplexC
Harlan E. Boyles+	$ 38,339	$ 661	$ 39,000
John David Foust	$ 38,323	$ 677	$ 39,000
Fred L. Henning, Jr.*	$ 0	$ 0	$ 0
James Grubbs Martin	$ 36,847	$ 653	$ 39,000
William O. McCoy+	$ 38,327	$ 673	$ 297,000D
Helen A. Powers	$ 42,258	$ 742	$ 43,000
J. Calvin Rivers, Jr.*,+	$ 0	$ 0	$ 0

* Messrs. Henning and Rivers, who are interested persons of the trust, do not receive any compensation from Cash Portfolio or Term Portfolio or other investment companies in the Fund Complex (that is, the group of funds for which FMR or any of its affiliates serves as investment adviser) for their services as Trustees. Messrs. Henning and Rivers are compensated by FMR and CMC, respectively.

+ Effective January 24, 2001, Messrs. Boyles, McCoy, and Rivers serve as Members of the Board of Trustees.

A Includes compensation paid to the Trustees by Cash Portfolio. For the fiscal year ended June 30, 2002, certain of the non-interested Trustees' aggregate compensation from the fund includes accrued deferred compensation as follows: Harlan E. Boyles, $17,709; William O. McCoy, $17,709; Helen A. Powers, $42,258. The Trustees do not receive any pension or retirement benefits from the fund as compensation for their services as Trustees.

NCB-02-01 November 12, 2002
1.736037.108

B Includes compensation paid to the Trustees by Term Portfolio. For the fiscal year ended June 30, 2002, certain of the non-interested Trustees' aggregate compensation from the fund includes accrued deferred compensation as follows: Harlan E. Boyles, $291; William O. McCoy, $291; Helen A. Powers, $742. The Trustees do not receive any pension or retirement benefits from the fund as compensation for their services as Trustees.

C Information is for the calendar year ended December 31, 2001 for 264 funds of 56 trusts in the Fund Complex.

D Compensation includes cash, amounts required to be deferred, and may include amounts deferred at Mr. McCoy's election under a deferred compensation plan adopted by the other open-end registered investment companies in the Fund Complex (Other Open-End Funds) in September 1995 and amended in November 1996 and January 2000. Pursuant to the deferred compensation plan, Mr. McCoy, as a non-interested Trustee, must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, his annual fee. Amounts deferred under the deferred compensation plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by Mr. McCoy under the deferred compensation plan will be directly linked to the investment performance of the Reference Funds. For the calendar year ended December 31, 2001, Mr. McCoy accrued required deferred compensation from the Other Open-End Funds totaling $111,000 and voluntarily elected to defer $38,103.